Business Acquisition	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Business Acquisition
3. B
USINESS
A
CQUISITION
On December 13, 2021, we acquired 100% of the equity interests of Betcha Sports, Inc. (“Betcha”). Betcha is a real money daily fantasy sports app with social and gamification features. The acquisition was accounted for as an acquisition of a business in accordance with the acquisition method of accounting. Acquisition costs directly related to the transaction were immaterial and are included in General and administrative expenses in the Consolidated Statements of Operations for the year ended December 31, 2021.
The purchase consideration transferred consisted of $0.8 million in cash and 2,143,438 shares of Class A common stock. The purchase consideration also includes cash earnouts of $7.5 million as of the acquisition date representing the estimated fair value that we may be obligated to pay if Betcha meets certain earnings objectives following the acquisition. The earnouts are measured at fair value using a Monte Carlo simulation model. In addition, the purchase consideration includes future milestone payments of $9.7 million as of the acquisition date representing the estimated fair value that we may be obligated to pay upon the achievement of certain integration objectives. The milestone payments are measured at fair value using a discounted cash flow valuation approach. As of December 31, 2021, we made no payments related to cash earnouts and milestone payments.
As part of the acquisition, we agreed to pay cash bonuses to certain Betcha employees (the “Retention Bonus”) over three years on the payroll date following the anniversary of the acquisition date. The Retention Bonus payouts are subject to the condition of continued employment, and therefore treated as compensation and expensed.
Proforma financial information has not been presented as the Betcha acquisition was not considered material to our Consolidated Financial Statements.

F-18
The purchase consideration was allocated to the assets acquired and liabilities assumed based on their fair value as of the acquisition date. The excess of the purchase price over the net assets acquired was recorded as goodwill. The goodwill recorded is not deductible for tax purposes as the Betcha acquisition was primarily a stock acquisition and is attributable to the assembled workforce as well as the anticipated synergies from the integration of Betcha’s technology with our technology.
The purchase consideration allocation for Betcha is preliminary because the evaluations necessary to assess the fair values of the net assets acquired are still in process. The primary areas that are not yet finalized relate to the valuations of certain intangible assets, cash earnouts, milestone payments, and acquired income tax assets and liabilities. As a result, these allocations are subject to change during the purchase price allocation period as the valuations are finalized.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Cash	$21
Restricted cash	280
Prepaid expenses and other current assets	61
Intangible assets	5,320
Goodwill	34,877
Accounts payable	(288)
Accrued expenses and other current liabilities	(986)

Net assets acquired	$39,285

The following table summarizes the purchase consideration (in thousands):

Fair value of common stock	$21,306
Cash consideration	759
Fair value of milestone payments	9,720
Fair value of earnouts	7,500

Total purchase consideration	$39,285

The following table sets forth the components of identifiable intangible assets acquired (in thousands) and their estimated useful lives (in years) as of the date of acquisition (in thousands):

	Cost	Estimated Useful Life
Customer relationships	520	2 years
Developed technology	4,800	5 years

Total acquired intangible assets	$5,320